Exhibit 99.2

The Transplant Solutions Company•J A N U A R Y 1 3 , 2 0 2 5 Patrick G, Kidney Transplant Recipient

Safe Harbor Statement These slides and the accompanying oral presentation contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements other than statements of historical fact contained in this presentation, including statements regarding the future financial position of CareDx®, Inc. (together with its subsidiaries, “CareDx” or the “Company”), including financial targets and expectations, business strategy, and plans and objectives for future operations, are forward-looking statements. The words “believe,” “may,” “will,” “potentially,” “estimate,” “continue,” “anticipate,” “intend,” “could,” “should,” “would,” “project,” “plan,” “target,” “contemplate,” “predict,” “expect,” and the negative and plural forms of these words and similar expressions are intended to identify that CareDx has based these forward-looking statements on its own estimates and assumptions and its current expectations and projections about future events. These slides and the accompanying oral presentation include forward-looking statements, including expectations regarding CareDx’s fourth quarter and full year 2024 revenue, other fourth quarter and full year 2024 GAAP and non-GAAP results, number of patient results, and cash, cash equivalents, and marketable securities as of December 31, 2024, achievement of its financial and operational goals, its prospects in 2025, and its 2027 revenue and adjusted EBITDA targets. These forward-looking statements are subject to a number of risks, uncertainties and assumptions, including those contained in the “Risk Factors” section of the Company’s most recent Annual Report on Form 10-K for the fiscal year ended December 31, 2023, filed with the U.S. Securities and Exchange Commission (the “SEC”) on February 28, 2024, the Quarterly Report on Form 10-Q for the fiscal quarter ended March 31, 2024, filed with the SEC on May 9, 2024, the Quarterly Report on Form 10-Q for the fiscal quarter ended June 30, 2024, filed with the SEC on July 31, 2024, and the Quarterly Report on Form 10-Q for the fiscal quarter ended September 30, 2024, filed with the SEC on November 4, 2024.In light of these risks, uncertainties and assumptions, the forward-looking events and circumstances discussed in this presentation are inherently uncertain and may not occur, and actual results could differ materially and adversely from those anticipated or implied in the forward-looking statements. Accordingly, you should not rely upon forward-looking statements as predictions of future events. CareDx undertakes no obligation to update publicly or revise any forward-looking statements for any reason after the date of this presentation or to conform these statements to actual results or to changes in CareDx’s expectations.These slides and the accompanying oral presentation contain certain non-GAAP financial measures, which are provided to assist in an understanding of the business and performance of CareDx. These measures should always be considered only as a supplement to, and not as superior to, financial measures prepared in accordance with GAAP. Please refer to the Appendix included in these slides for a reconciliation of the non-GAAP financial measures included in these slides and the accompanying oral presentation to the most directly comparable financial measures prepared in accordance with GAAP. Further information regarding our non-GAAP financial measures can be found in our filings with the SEC.Certain data in this presentation was obtained from various external sources, and neither the Company nor its affiliates, advisers or representatives has verified such data with independent sources. Accordingly, neither the Company nor any of its affiliates, advisers or representatives makes any representations as to the accuracy or completeness of that data or undertakes any obligation to update such data after the date of this presentation. Such data involves risks and uncertainties and is subject to change based on various factors.The trademarks included herein are the property of the owners thereof and are used for reference purposes only. Such use should not be construed as an endorsement of the products or services of the Company.2

Experienced Executive Leadership to Drive Profitable Growth

650

CareDx Employees Globally Headquartered in South San Francisco & Stockholm

180

Commercial Employees Supporting our Customers and Patients

110

Scientists & Researchers Building the Next Innovations in Transplant

80

Software Programmers Building Our Digital Solutions



John Hanna
President & CEO
veracyte
IBM PacBio



Keith Kennedy
Chief Operating Officer
veracyte



Jessica Meng
Chief Commercial Officer
DELFI
Genentech MYOVANT



Abhishek Jain
Chief Financial Officer
Agilent Technologies



Marica Grskovic, PhD
Chief Strategy Officer
UCSF PIERIAN



Robert Woodward, PhD
Chief Scientific Officer
University of Missouri GLADSTONE INSTITUTES



Jing Huang, PhD
Chief Data and AI Officer
veracyte Stanford University



Jeff Novack, JD
General Counsel
NYU



Stacey Follon
Head of Human Resources
Bloomberg S&P



Kashif Rathore
Chief Technology Officer
ORACLE Cerner



Anna Czene
Vice President, Corporate Communications
AMGEN
GUARDANT illumina



Chris Cisar
Vice President, Market Access
Pfizer
DELFI veracyte

3
CareDx | UNLOCKING GROWTH

CareDx is the Established Solutions Provider to Transplant Centers

$50B
Transplant Services Market

~1M
Rejection Monitoring Tests Performed

70%
Centers Use One Or More Software Products

46K
Transplants Annually

~200K
HLA Typing Kits Sold Annually

150K
Rx Filled Annually by Transplant Pharmacy

Sources: CareDx Data On File. Transplant Services Market: Bentley, S. 2020 U.S. Organ and Tissue Transplants: Cost Estimates, Discussion, and Emerging Issues. Milliman Research Report; OPTN National Transplant Data. Accessed Oct. 8, 2024. https://optn.transplant.hrsa.gov/data/view-data-reports/national-data

4 CareDx® | UNLOCKING GROWTH

CareDx Q4 2024 Preliminary Financial Highlights

	REVENUE	TESTING VOLUME	ADJUSTED EBITDA	CASH BALANCE
Q4 2024	$85-$86 million	~45,500	$8-$9 million gain	$261 million
YEAR-OVER-YEAR	~30% increase	14% increase	~$19 million gain	+$26 million

Please refer to GAAP to non-GAAP reconciliation for further details in the Appendix. The preliminary financial information for Q4 2024 is based on CareDx's current expectations and may be adjusted as a result of, among other things, the completion of customary annual audit procedures.

5 CareDx® UNLOCKING GROWTH

Achieved Sixth Consecutive Quarter of Testing Services Volume Growth Across All Organs+14% +1%49.9k42.1k 43.7k 44.6k 45.5k38.4k 39.9k37.5kQ1 20231 Q2 2023 Q3 2023 Q4 2023 Q1 2024 Q2 2024 Q3 2024 Q4 20241. Drop in Testing Services volume from Q1 2023 to Q2 2023 due to the impact of Billing Article introduced in March 2023.6

Building Blocks of Growth4 PRODUCT PIPELINE3 PATIENT ADHERENCE2 CUSTOMER ADOPTION 1 TRANSPLANT VOLUME7

1 TRANSPLANT VOLUME

Forces Driving Transplant Volume Growth

11%
Heart Transplant Annual Growth

7%
Kidney Transplant Annual Growth

12%
Lung Transplant Annual Growth

Growing government efforts
are working to expand transplantation access

The New York Times
U.S. Organ Transplant System, Troubled by Long Wait Times, Faces an Overhaul

IOTA Model
Increasing Organ Transplant Access

Technological advances
are improving organ viability

THE LANCET
Hypothermic oxygenated perfusion of the donor heart in heart transplantation: the short-term outcome from a randomised, controlled, open-label, multicentre clinical trial

Sources: OPTN National Transplant Data. Annual Growth from 2022 to 2023. Accessed October 8, 2024. https://optn.transplant.hrsa.gov/data/view-data-reports/national-data/

8 CareDx® UNLOCKING GROWTH

2 CUSTOMER ADOPTION

Synergistic Portfolio Drives Customer Adoption

ORGAN MATCHING/WAIT LISTING → CARE QUALITY/SYSTEM EFFICACY → GRAFT HEALTH

SOLUTIONS ACROSS PATIENT JOURNEY

LAB PRODUCTS

- HLA Typing
- Lab Management Software
- Waitlist Management

TRANSPLANT CENTER

- Transplant EMR
- Quality Reporting
- Staff Augmentation

PATIENT DX & SOLUTIONS

- Remote Monitoring
- Graft Health Assessment
- Tissue Diagnosis

9 CareDx® | UNLOCKING GROWTH

2 CUSTOMER ADOPTION

Multi-Solution Accounts Generate 2x Testing Services Revenue

<3 SOLUTIONS

29%
Average new transplant patient acquisition for testing

$600K
Average transplant center revenue from testing

3+ SOLUTIONS

44%
Average new transplant patient acquisition for testing

$1.2M
Average transplant center revenue from testing

2x

Accounts that have 3 or more CareDx solutions have higher average patient acquisition, 2x the absolute testing volume increase and, ultimately, 2x the testing services revenue

Source: CareDx internal data estimates.

10 CareDx | UNLOCKING GROWTH

3 PATIENT ADHER ENC EOpportunity to Improve Patient AdherenceCURRENT PROTOCOL-DRIVEN number of tests/patient number of tests/patient in first 3 years in first 3 years7 15 K I D N E Y S24 38 H E A R T10 20 L U N G SSources: Protocol calculations based on: Heart HARTS protocol is11, 4, 4; Kidney ARTS protocol is 7, 4, 4; and Lung ALRTS protocol is 12, 4, 4; Testing frequency is always subject to the treating physician’s individualized determination of medical necessity; CareDx internal data estimates.11

4 PRODUCT PIPELINE

Pipeline Fuels Additional Growth for Testing Services

2025 | 2026

Expanded Indications

- AlloSure SPK (2025)
- AlloSure Heart PEDS (2025)

Launch New Dx for use with AlloSure Kidney

- **AlloMap Kidney**: Gene-expression profiling combined with AlloSure enhances risk stratification
- **HistoMap Kidney**: Diagnoses rejection subtype in patients with elevated AlloSure
- **UroMap**: Complements AlloSure in the management of BK virus

12 CareDx UNLOCKING GROWTH

Evidence Strategy Drives Coverage Growth


Gene-Expression Profiling for Rejection Surveillance after Cardiac Transplantation

~90%
AlloMap Heart
Covered Lives

Launched 2006 / Medicare Coverage 2006


Surveillance with dual noninvasive testing for acute cellular rejection after heart transplantation: Outcomes from the Surveillance HeartCare Outcomes Registry
Abstract
Background

~40%
AlloSure Heart
Covered Lives

Launched 2018 / Medicare Coverage 2020


nature medicine
Cell-free DNA for the detection of kidney allograft rejection
Abstract

~60%
AlloSure Kidney
Covered Lives

Launched 2017 / Medicare Coverage 2017


Impact of Donor Characteristics on AlloSure Scores
Abstract
Purpose
Methods

~30%
AlloSure Lung
Covered Lives

Launched 2021 / Medicare Coverage 2023

BCBS FEDERAL EMPLOYEES

POLICY:
Positive coverage for AlloSure Heart

STUDY:
HeartCare SHORE data, *J Heart Lung Transplant*

HIGHMARK BLUES

POLICY:
Positive coverage for AlloSure Kidney

STUDY:
AlloSure Kidney *Nature Medicine*

Sources: Percent of CareDx submitted claims that are covered by Medicare and Commercial medical policy. Data on file; Khush et al., J Heart Lung Transplant. 2024. doi:10.1016/j.healun.2024.05.003; Aubert et al., Nat Med. 2024. doi:10.1038/s41591-024-03087-3.

13 CareDx UNLOCKING GROWTH

Continuing to Build Evidence for Transplant Monitoring Assays

GENERATING EVIDENCE		PRIMARY STUDY	STUDY COMPOSITION
HEART	▪ Pediatrics Validation ▪ 5-year Survival ▪ Directing Therapeutic Treatment	SHORE	▪ >2,700 patients ▪ 5-year follow-up ▪ 67 sites, HARTS protocol
KIDNEY	▪ Procedure Decision Making ▪ Treating Subclinical Rejection ▪ 3-year Survival	KOAR OKRA	▪ >3,600 patients ▪ 3-year follow-up ▪ 56 sites, ARTS protocol
LUNG	▪ Surveillance Outcomes ▪ Subclinical Rejection ▪ All Transplant Coverage	ALAMO	▪ 500 patients ▪ 5-year follow-up ▪ 19 sites, ALRTS protocol
CELL THERAPY	▪ Predict Post-Transplant Relapse ▪ Surveillance Outcomes ▪ Treatment Response	ACROBAT	▪ 307 patients ▪ 2-year follow-up ▪ 11 sites

14 CareDx UNLOCKING GROWTH

Charting a Path to Profitable Growth and Strategic Capital Allocation

2027 FINANCIAL TARGETS

Profitable Growth

$500M
2027 Revenue Target

15%
3-Year Revenue CAGR Target

>70%
2027 Gross Margin Target

Profits And Cash

20%
2027 Adjusted EBITDA Target

+$100M
3-Year Incremental Cash Target

Capital Allocation

- M&A
- Invest in Core
- Share Buyback

2025 GUIDANCE

Revenue

$370M

15
CareDx UNLOCKING GROWTH

Building Blocks for Growth


Net Revenue
$332 - $333M
2024
TOTAL
REVENUE
~5%
TRANSPLANT
PROCEDURES
~7%
CUSTOMER
ADOPTION
&
PATIENT
ADHERENCE
~3%
AVERAGE
SELLING
PRICE (ASP)
~1%
PIPELINE
$500M
2027
TOTAL
REVENUE

Source: 2024 preliminary financial results; CareDx internal targets. Data on file. Testing frequency per patient is always subject to the treating physician's individualized determination of medical necessity.

16 CareDx UNLOCKING GROWTH

Opportunities in Transplant-Adjacent AreasPRE-TRANSPLANTAutoimmune Disorders Cardiovascular Disease Lung Disease Hematology DisordersSolid Organ Transplant Cell TherapyPOST-TRANSPLANTInfectious Disease Cancer Therapeutic Selection17

Expanding Into Cell Therapy Monitoring

5,600

Autologous and allogeneic cell therapy registered clinical trials globally

- 70% Cancer (Blood and Solid Tumors)
- 10% Autoimmune Disorders
- 20% Other (e.g., Diabetes, Viral)

220

Hematopoietic and bone marrow transplant centers

Cell Transplant: Hematopoietic Stem Cell and Bone Marrow Transplants

148

Accredited cell therapy centers

Immune Cell Therapy: Engineered (CAR-T, CAR-NK) and Non-Engineered (TCR-T, NK)

Sources: Estimated numbers. www.nmdp.org/what-we-do/partnerships/global-transplant-network/transplant-center-directory. https://accredited.factglobal.org/?_sft_category=cellular-therapy&_sft_country=usa&_sft_clinical=immune-effector-cellular-therapy. Nature Reviews May 2024 doi.org/10.1038/d41573-024-00094-4. Accessed online November 15, 2024.

18 CareDx® UNLOCKING GROWTH

Two Products Addressing Critical Unmet Need

ALLOCELL MONITORS IMMUNE CELL THERAPY PHARMACOKINETICS



Analyzes cells in blood
Expansion
Contraction
Persistence
% Cell Product
Infusion
2 weeks
Months/years

Standardized Pharmacokinetics (PK) Assessment

Universal assay based on DNA differences between cell therapy product and patient

ALLOHEME DETECTS CANCER RELAPSE POST-CELL TRANSPLANT



Standard of Care
SOC Relapse Detection
AlloHeme
Earlier Relapse Prediction
No Relapse
Number of Cancer Cells
Time After Hematopoietic Stem Cell Transplantation

Sources: The Society for Immunotherapy of Cancer (SITC) 2023 Annual Meeting poster presentation. Tandem Meetings. Transplantation and Cellular Therapy Meeting 2024. Oral Presentation.

19 CareDx UNLOCKING GROWTH

Activating Our StrategyPUT IN PLACE THE RIGHT TEAMIDENTIFIED THE MARKET OPPORTUNITIESLAUNCHING INNOVATIVE SOLUTIONS TO RESOLVE UNMET MEDICAL NEEDS20

Appendix21

Preliminary Reconciliation –Estimated GAAP Net Loss to Adjusted EBIDTA Profit22

The Transplant Solutions CompanyC O NTAC T U SINVESTOR RELATIONS CORPORATE HQ Caroline Corner 8000 Marina Blvd, investor@caredx.com Brisbane, CA 94005MEDIA RELATIONS Anna Czene aczene@caredx.comKristin J, Stem Cell and Double Lung Recipient